Exhibit 99.1 Corporate Presentation January 2025

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements about Sana Biotechnology, Inc. (the “Company,” “we,” “us,” or “our”) within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this presentation, including, among others, statements regarding the Company’s strategy, expectations, cash runway and future financial condition, future operations, and prospects, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. The Company has based these forward-looking statements largely on its current expectations, estimates, forecasts and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. In light of the significant uncertainties in these forward- looking statements, you should not rely upon forward-looking statements as predictions of future events. These statements are subject to risks and uncertainties that could cause the actual results to vary materially, including, among others, the risks inherent in drug development such as those associated with the initiation, cost, timing, progress and results of the Company’s current and future research and development programs, preclinical studies, and clinical trials. For a detailed discussion of the risk factors that could affect the Company’s actual results, please refer to the risk factors identified in the Company’s SEC reports, including its Quarterly Report on Form 10-Q dated November 8, 2024. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason. © 2020-2025 Sana Biotechnology. All rights reserved. 2

Sana Biotechnology
Changing the Possible for Patients

Recent data confirm Sana's hypoimmune platform (HIP) overcomes allogeneic rejection in people

- Transplanted HIP-modified pancreatic islets overcome allogeneic and autoimmune rejection in type 1 diabetes
- We believe T1D result generalizable across many cell types and patient populations

HIP technology provides foundation for multiple drugs across multiple large therapeutic areas

- Type 1 diabetes – SC451
- B-cell mediated autoimmune diseases (lupus, vasculitis, others) – SC291
- Blood cancers – SC262

Fusogen platform proof of concept for *in vivo* CAR T cells

- Potential for potent CAR T cells with no conditioning chemotherapy and opportunity to transform the autoimmune landscape

Balance sheet allows potential for multiple data readouts

© 2020-2025 Sana Biotechnology. All rights reserved.
3

Overcoming allogeneic immune rejection has been key limitation in transplant and cellular medicine

Allogeneic cell rejection

- ~75 years of transplants – immune rejection remains the largest problem
- Lifelong immunosuppression is current standard
- Genome modification efforts to date have generally been incomplete
- Autologous therapies have limited scalability and are only available for a small number of cell types
- Sana has published and/or presented positive data with the HIP platform showing the ability to overcome allogeneic rejection from many cell types and multiple species

Sana's hypoimmune approach



Blocks adaptive immune system
Blocks innate immune system
1
2
3
Disruption of MHC Class I & II expression
Overexpression of CD47
- MHC I
- MHC II
+ CD47
Healthy donor cells
Hypoimmune cells

Current clinical platform with multiple ongoing approaches in research phase.

© 2020-2025 Sana Biotechnology. All rights reserved.

4

Type 1 diabetes (T1D) remains a significant unmet need

- T1D is an autoimmune destruction of insulin-producing pancreatic beta cells and leads to lifelong insulin therapy requirement
- 8.4M people WW have T1D, and incidence is increasing. Prevalence is expected to double over next 15 years
- 80% of individuals with T1D are from high-income countries
- Insulin therapy has been transformative, but not curative
- T1D leads to more than a decade shorter life expectancy despite significant advances such as continuous glucose monitoring, insulin pumps, and novel forms of insulin
- Complications directly related to hyperglycemia include microvascular (retinopathy, nephropathy, neuropathy) and macrovascular (coronary artery disease, heart attacks, stroke, wound healing, and amputations) issues
- At the other extreme, severe hypoglycemia can be rapidly fatal

Improvement in glycemic control reduces microvascular complications but increases the risk of hypoglycemia[1]



Rate of Progression of Retinopathy (per 100 patient-years)
16
14
12
10
8
6
4
2
0
5
6
7
8
9
10
Rate of Severed Hypoglycemia (per 100 patient-years)
120
100
80
60
40
20
0
5
6
7
8
9
10
Glycosylated Hemoglobin (%)

[1]Diabetes Control and Complications Trial Research Group et. Al. N Engl J Med 1993; 329:977-986

Sana Biotechnology

© 2020-2025 Sana Biotechnology. All rights reserved.

5

Advancing toward a cure for broad T1D population

T1D is a disease of missing pancreatic beta cells

1

Primary islet transplants provide long-term glucose control, but:

- Supply is an issue
- Requires chronic Immunosuppression

2

Stem-cell derived islets provide a scalable supply, but:

- Still requires chronic immunosuppression

The Goal:

A single treatment with long-term normal blood glucose without immunosuppression or insulin therapy

3

Eliminate the need for immunosuppression

Abbreviations: T1D, type 1 diabetes.

© 2020-2025 Sana Biotechnology. All rights reserved.

6

Potential clinical validation of hypoimmune islet cells in T1DM patients

- Trial at Uppsala University Hospital
- Primary human HIP-modified islet cells transplanted in type 1 diabetes patients
- Intramuscular administration in forearm
- No immunosuppression
- Insights for SC451

IST Design



1
2
3
Donor cadaveric islet cells
HIP gene modification of islet cells
Transplant into T1DM patient without immunosuppression

Key Measured Outcomes

Safety
Immune evasion
Cell survival
C-peptide

© 2020-2025 Sana Biotechnology. All rights reserved.

7

All primary and secondary endpoints met Primary and Secondary Endpoints: Data Summary Endpoints D7 D14 D21 D28 Safety (no AE/SAE related to drug) Cell survival/function (C-peptide) Not performed Graft visibility (MRI) (as per protocol) Adaptive immune evasion Innate immune evasion © 2020-2025 Sana Biotechnology. All rights reserved. 8

Stable C-peptide demonstrates survival and function of cells after HIP islet cell transplantation Basal C-peptide in peripheral blood 15 11.4 11.3 12 10.2 9.7 9 6 3 0 Baseline D7 D14 D21 D28 Summary: No detectable C-peptide before transplantation; present and stable C-peptide observed after transplantation. Baseline: Below limit of detection (LOD).Sensitivity: 0.48 pmol/L. Dots represent technical triplicates. C-peptide analyzed in serum. © 2020-2025 Sana Biotechnology. All rights reserved. 9 pmol/L

Increased C-peptide levels with a mixed meal tolerance test (MMTT) highlight survival and function Before transplantation Day 28 20 17.2 17.0 16.3 15 13.4 12.1 10 10.5 5 0 0 30 60 90 120 Time (min) Summary: Before transplantation, C-peptide is below detection limit during MMTT. 28 days after UP421 transplantation, C-peptide is present and stimulated by MMTT. Baseline: Below limit of detection (LOD).Sensitivity: 0.48 pmol/L. Standard deviation represent technical triplicates. C-peptide analyzed in plasma samples. © 2020-2025 Sana Biotechnology. All rights reserved. 10 pmol/L

Day 28 MRI: Further evidence of graft survival MR T2-STIR-weighted trans images showing signal in musculus brachioradialis after injection of UP421 Arrows indicate the location of some examples of injected cells D28 MRI showing several punctual signals at the site of graft injection, no inflammation and no safety/ pathological related observations The MR T2-STIR-weighted sequence is sensitive to water and fluid and is a fat suppression technique to suppress the high signal from fat. Abbreviations: STIR, short TI inversion recovery. © 2020-2025 Sana Biotechnology. All rights reserved. 11

The drug product's mixed cell population allows detailed immune analysis

Donor islet cells contain wild type & double knockout cells as well as HIP cells

Donor


HIP islet cells
HLA I
+ CD47
HLA II
dKO islet cells
HLA I
CD47
HLA II
WT islet cells
HLA I
CD47
HLA II

Immune analysis using patient's (recipient) immune cells after transplantation

- T cells
- Donor-specific antibodies
- Natural killer cells
- Whole blood

Abbreviations: dKO, double knock-out; HIP, hypoimmune; WT, wild type.

© 2020-2025 Sana Biotechnology. All rights reserved.

12

Unmodified islet cells: Do not evade T cell or B cell immune response WT islet cells WT islet cells WT islet cells Patient’s T cells are activated and kill WT Patient’s B cells produce donor-specific CD47 HLA I islet cells with peak at 7 days after transplant antibodies (switch from IgM to IgG at D14) 800 200 685 576 600 150 128 HLA II 457 98 400 100 85 301 67 60 200 50 21 0 0 Baseline D7 D14 D21 D28 Baseline D7 D14 D21 D28 200 Baseline D28 1.5 1.5 150 129 125 1.0 1.0 88 100 no killing 61 62 0.5 0.5 50 killing 0.0 0.0 0 10 20 30 40 50 10 20 30 40 50 Baseline D7 D14 D21 D28 Hours Hours -0.5 -0.5 Abbreviations: D, day; WT, wild type. © 2020-2025 Sana Biotechnology. All rights reserved. 13 Normalized Cell Index Spot Frequency Normalized Cell Index IgG MFI IgM MFI

dKO islet cells: Evade B and T cell responses but are killed by NK cells dKO islet cells dKO islet cells dKO islet cells dKO islet cells No killing of HLA deficient cells No binding of donor-specific Patient’s NK cells are killing CD47 HLA I by patient’s T cells antibodies to HLA deficient cells HLA I/II deficient cells (due to “missing-self”) 800 200 Baseline 1.5 600 150 HLA II 1.0 400 100 61 62 61 62 59 0.5 200 50 killing 20 23 21 23 20 0 0 0.0 10 20 30 40 50 Baseline D7 D14 D21 D28 BL D7 D14 D21 D28 Hours -0.5 Baseline D28 200 D28 1.5 1.5 1.5 150 1.0 1.0 1.0 no killing no killing 100 0.5 0.5 0.5 60 60 60 61 59 killing 50 0.0 0.0 0.0 10 20 30 40 50 10 20 30 40 50 10 20 30 40 50 0 Hours Hours Hours -0.5 -0.5 -0.5 BL D7 D14 D21 D28 Abbreviations: BL, baseline. © 2020-2025 Sana Biotechnology. All rights reserved. 14 Spot Frequency Normalized Cell Index Normalized Cell Index IgG MFI IgM MFI Normalized Cell Index Normalized Cell Index

HIP islet cells: Evade T cell, B cell, and NK cell immune responses HIP islet cells HIP islet cells HIP islet cells HIP islet cells No killing of HIP islet cells No binding of donor-specific No killing of HIP islet cells + CD47 HLA I by patient’s T cells antibodies to HIP islet cells by patient’s NK cells 800 200 Baseline 1.5 600 150 HLA II 1.0 400 100 63 62 61 60 59 no killing 0.5 200 50 22 21 20 21 23 0 0 0.0 10 20 30 40 50 Baseline D7 D14 D21 D28 BL D7 D14 D21 D28 Hours -0.5 Baseline D28 200 D28 1.5 1.5 1.5 150 1.0 1.0 1.0 no killing no killing no killing 100 0.5 0.5 0.5 61 60 60 59 59 50 0.0 0.0 0.0 10 20 30 40 50 10 20 30 40 50 10 20 30 40 50 0 Hours Hours Hours -0.5 -0.5 -0.5 BL D7 D14 D21 D28 © 2020-2025 Sana Biotechnology. All rights reserved. 15 Spot Frequency Normalized Cell Index Normalized Cell Index IgG MFI IgM MFI Normalized Cell Index Normalized Cell Index

HIP islet cells overcome patient's allogeneic and autoimmune barrier still image before movie

D7 sample: PBMC (containing all immune cell populations)
plus serum (containing antibodies and complement) killing assay

Donor islet cells with editing profile in column title

NK cells



Target: WT islet cell
Target: HLAI/II dKO islet cell
Target: HIP islet cell
Adaptive immune Killing
Innate immune Killing
No immune killing

Actual assay time = 4 hours.

© 2020-2025 Sana Biotechnology. All rights reserved.

16

still image after movie © 2020-2025 Sana Biotechnology. All rights reserved. 17

SC451: A drug for the broad T1D population

1 Make hypoimmune islet cells from stem cells


+ CD47
MHC I
MHC II

2 Manufacture at scale



3 Deliver as a single therapy


Graft site

SC451 program – HIP stem cell-derived islet cell therapy delivered with no immunosuppression

© 2020-2025 Sana Biotechnology. All rights reserved.

18

Four major challenges to realizing the vision of SC451

1

Overcoming immune rejection without immunosuppression

We believe this challenge has now been solved

2

Differentiating PSCs into islet cells at a purity, potency, and yield to enable clinical trial dosing

Many groups have done this successfully and so has Sana

3

Generating a gene-modified MCB from a GMP-compliant PSC line that is genetically stable and remains so after gene editing and differentiation into islet cells

We have done it in research

4

Manufacturing enough product to treat the patients that need it

We are working on the challenges of manufacturing at scale

Sana Biotechnology

© 2020-2025 Sana Biotechnology. All rights reserved.

19

HIP-modified PSC differentiated islet cells transplanted into muscle persist & control blood glucose in mice for >15 months PSCs differentiated into HIP-modified PSC HIP-modified PSC islets persist islets at high purity islets produce human and control blood glucose (non-fasted blood glucose*) c-peptide** in vivo (performed at week 51) iPSC-islets Diabetic (STZ) control 600 ULOQ 2000 400 1500 Insulin Diabetic 1000 200 500 0 0 4 8 12 16 20 24 52566064 0 STZ Time post-transplant (weeks) Pre- Post- glucose glucose Ÿ Maintain normoglycemia (64+ weeks) Ÿ Secrete c-peptide in response to glucose Ÿ Retain strong expression of hCD47 Diabetic threshold at 250 mg/dL; data reported as mean ± S.E.M. **plasma human c-peptide after 5 hr fast (pre) and 30 min after I.P. 3 g/kg dextrose bolus (post); data is mean ± S.D. © 2020-2025 Sana Biotechnology. All rights reserved. 20 Human c-peptide (pM) Blood Glucose (mg/dL)

B-cells drive autoimmune disease in millions of patients

>75 different types of autoimmune disorders with underlying B cell pathology and high unmet need

- SLE
- Vasculitis (granulomatosis with polyangiitis & microscopic polyangiitis)
- Neuromyelitis optical spectrum
- Pemphigus
- Relapsing and progressive MS
- Rheumatoid arthritis
- Lupus nephritis
- Sjögren's syndrome
- NMDAR encephalitis
- Thrombocytopenic purpura
- Amyloidosis
- Systemic sclerosis
- Autoimmune hemolytic anemia
- Chronic immune demyelinating polyradiculoneuropathy
- Immune-mediated necrotizing myopathy
- Membranous nephropathy

>5M patients[1]
B-cell mediated autoimmune diseases

Lupus Foundation of America estimates over a million people have lupus in the US[2]

[1]Sana internal analysis; SciVida Autoimmune Factbook 2023, U.S; [2]www.lupus.org/resources/how-many-people-have-lupus-in-the-united-states.

Sana Biotechnology

© 2020-2025 Sana Biotechnology. All rights reserved.

21

Autologous CAR Ts have shown curative potential; allogeneic cells have inherent advantages

CD19 Autologous CAR T treatment has delivered long term, drug-free remissions[1]



SLEDAI-2K
Score (Points)
25
20
15
10
5
0
0
3
6
9
12
15
18
21
24
Months



Urinary Protein Excretion
Protein:Creatinine Ratio
20,000
15,000
10,000
5,000
0
*
0
3
6
9
12
15
18
21
24
Months

[1]Muller F et al, NEJM 2024, Erlangen case series.

Autologous CAR T
Challenges

- Difficult to scale
- Prescription-to-infusion time over 4 weeks
- Patients must be taken off anti-inflammatory drugs for apheresis *and* treatment

Allogeneic CAR T
Promise

- Scalable
- Available to patients "off-the-shelf"
- No apheresis

Allogeneic CAR Ts are the future

Sana Biotechnology
© 2020-2025 Sana Biotechnology. All rights reserved.
22

Sana's T cell manufacturing process provides high yields of successfully edited cells

SC291: Highly efficient editing of cells


+ CD47
+ CAR
MHC I
MHC II
TCRα
~85% full knock-out of MHC class I and II
>99.5% TCR negative cells

Product ready when the patient needs it

100s of autoimmune patient batches/manufacturing run[1]



[1] 100s of doses assumes an autoimmune dose consistent with public data on current autoimmune dose levels.

© 2020-2025 Sana Biotechnology. All rights reserved.

23

SC291 can be safely administered and results in deep, dose-dependent B-cell depletion in oncology Deep B-cell depletion seen in NHL patients ARDENT Safety Data (N=16) 5000 Dose Level 3 Dose Level 4 300-006 (M5) 300-012 1000 300-007 (M3) Ÿ No cases of Grade 2 or higher CRS 103-002 (D28) 500 300-008 (M3) Ÿ 3 cases of Grade 1 CRS 300-010 (M3) 100 50 Ÿ No cases of ICANS 40 Ÿ 1 case of Grade 1 IEC-HS 30 20 10 LLOQ 0 D-5 D0 D1 D3 D6 D8 D10 D13 D16 D21 D28 M2 M3 M4 M5 Timepoint Data cutoff Nov 2024. Abbreviations: CRS, cytokine release syndrome; ICANS, Immune effector cell-associated neurotoxicity syndrome; IEC-HS, immune effector cell associated HLH-like syndrome. © 2020-2025 Sana Biotechnology. All rights reserved. 24 + CD19 Cell ABS (cells/µL)

SC291: GLEAM Phase 1 trial goals are to understand safety, dose, and early efficacy

- Key features of Phase 1 trial (GLEAM)
  - Patients with refractory systemic lupus erythematosus and ANCA-associated vasculitis
  - Dose escalation study
  - Potential to expand beyond these indications over time
- SC291 granted Fast Track designation in relapsed/refractory SLE
- Trial enrolled first patients in 2024

Allogeneic HIP CAR T cell



+ CD47
MHC I
+ CD19 CAR
MHC II
TCRα

An effective allogeneic CAR T offers potential to transform outcomes for patients

© 2020-2025 Sana Biotechnology. All rights reserved.
25

Sana is pursuing *in vivo* engineering of CAR T cells using a fusosome vector system


Delivery
Transduction of CD8 T cells
Expression
Transgene integration and CAR expression
Function
Targeted cell killing
T cell
Transgene for CAR expression
Fusosome
CAR
CAR
CAR T cell
B cell
Target cell killing
T cell amplification
1
Fusosome performance
• Transduction specificity
• Transduction efficiency
2
CAR activity
• Expression/recognition
• Amplification
• Target cell killing

© 2020-2025 Sana Biotechnology. All rights reserved.

26

Fusosome technology: Cell-specific in vivo delivery Sana approach: Leverage insights from nature to deliver various payloads to specific cells without lymphodepletion G F Fusosome © 2020-2025 Sana Biotechnology. All rights reserved. 27

Potent and cell-specific in vivo delivery demonstrated with SG299 in GLP tox study 4 NHPs at each dose received single SG299 injection Potent transduction of No off-target transduction detected in + circulating CD8 T cells hepatocytes or gonadal cells Low dose High dose 0 -1 10 10 ON-TARGET Low dose Achieved in the absence of High dose -1 CAR-mediated amplification 10 (CAR is not NHP-reactive) -2 10 -2 10 -3 10 LOQ -3 NO LIVER NO TESTIS 10 OFF-TARGET OFF-TARGET -4 10 LOD 0 10 20 30 40 60 80 100 Day Avg ± SEM plotted. Note that any values BLOQ are not plotted. 2 vehicle-control monkeys were BLOQ. Abbreviations: BLOQ, below level of quantification; LOD, level of detection; LOQ, level of quantification. © 2020-2025 Sana Biotechnology. All rights reserved. 28 Bone marrow Liver left lobe Liver right lobe Lung caudal Lymph node draining CD8+ lymph node Spleen CD8+ spleen Heart ventricle Injection site Kidney left Kidney right Large intestine Pancreas Small intestine Testis Thymus Tonsils Heart atrium Spinal cord cervical Brain + CAR Vector Copy Per CD8 T Cell CAR Vector Copy Per Cell

Surrogate SG299 with additional component leads to T cell transduction, CAR expansion, and B-cell depletion Surrogate SG299 transduces T cells & expresses a CAR that recognizes NHP B cells + + CD8 CAR cells expand in circulation Deep B-cell depletion achieved in peripheral blood Control NHP 1 NHP 2 Control n=3 NHP 1 NHP 2 1000 50 800 40 600 30 400 20 200 10 0 0 -7 0 7 14 21 28 Pre 0 1 2 3 4 Study Day Study Week © 2020-2025 Sana Biotechnology. All rights reserved. 29 + % CAR Positive CD8 T Cells + CD20 Count/uL WB

Study shows B cell clearance in lymph nodes without lymphodepletion Anti CD20 staining of day 28 lymph node biopsy Control NHP 1 NHP 2 Brown indicates CD20 IHC staining; black reflects tattoo ink. © 2020-2025 Sana Biotechnology. All rights reserved. 30

SC262: Targets growing population of patients with inadequate response to CD19 therapy

CD19 CAR T relapsed patients represent large and growing unmet need[1]

Estimated ~12,000 B cell malignancy patients treated with CD19 CAR T in 2027[2]



- Potential of ~7,500 CAR T failures annually in 2027[2]
- Median survival of ~5 months post-CD19 CAR T therapy failure[3]

Estimated ~35-40% of CAR T patients with durable complete responses[4]

= 1,000 people

CD22 CAR T is a promising approach to treat CD19 therapy failure[5]

- Autologous CD22 CAR T results in >50% CR rate in CD19 CAR failure DLBCL patients
  - High rates of non relapse mortality reported in long term follow up of autologous CD22 CAR T-treated patients
- High rate of CRs also seen in CD19 failure ALL patients[6]

[1]US, EU5, and Japan.[2]Clarivate DRG NHL Market Forecast Nov 2021; 2027 Forecast is 2L+ LBCL patients; internal analysis of secondary EPI data.
[3]Di Blasi et al. *Blood*.2022; DESCAR-T registry.[4]DiBlasi et al. *Blood*. 2022: [5]2024 ASH Kramer et al.;[5]2022 ASH Miklos/Stanford; [6]2018 *Nature Med* Fry, et al.

© 2020-2025 Sana Biotechnology. All rights reserved.

31

SC262: VIVID Phase 1 trial goals are to understand safety, dose, and early efficacy

- Key features of Phase 1 trial (VIVID)
  - CD19 CAR T exposed patients with relapsed and/or refractory NHL
  - Starting dose of 90 million CAR T cells
- Expect to generate and share data
  - Safety and tolerability
  - Early response rates

Allogeneic HIP CAR T cell


+ CD47
MHC I
+ CD22 CAR
MHC II
TCRα

An effective allogeneic CAR T offers potential to transform outcomes for patients

Sana Biotechnology
© 2020-2025 Sana Biotechnology. All rights reserved.
32

We anticipate meaningful clinical data in multiple diseases in 2025 and beyond

- **HIP platform** shows ability to overcome allogeneic and autoimmune rejection **in people** across multiple cell types
- **Type 1 diabetes** – all components for a curative therapy are now in place:
  - Patients have remained off insulin for over a decade after islet transplant (but with immunosuppression to date)
  - Stem cell-derived islets offer a more scalable solution (but with immunosuppression to date)
  - Have now shown that we can eliminate immunosuppression with HIP modifications
- **SC451**, a HIP-modified stem cell-derived pancreatic islet therapy, contains all components and is advancing toward the clinic
- **SC291** leads to deep B-cell depletion and has significant potential in B-cell mediated autoimmune diseases. Ongoing GLEAM study
- **Fusogen platform** offers the potential to treat B-cell mediated autoimmune diseases and B-cell cancers with NO lymphodepletion
- **SC262**, a HIP-modified CD22 CAR T, has meaningful potential in treating CD19 CAR T relapsed patients. Ongoing VIVID study

Sana Biotechnology
© 2020-2025 Sana Biotechnology. All rights reserved.
33

Sana pipeline positioned to deliver meaningful clinical data

PRODUCT CANDIDATE	MECHANISM	INDICATIONS	PRECLINICAL IND-ENABLING	PHASE 1	PHASE 2/3	SANA'S RIGHTS
Type 1 Diabetes						
UP421	HIP primary islet cells[1]	T1D	■■■■	■■■►		WW
SC451	Stem-cell derived pancreatic islet cells	T1D	■■■►			WW
B-cell Mediated Autoimmune Diseases						
SC291	CD19-directed allo CAR T	SLE	**GLEAM**	■■■►		WW
SC291	CD19-directed allo CAR T	AAV	**GLEAM**	■■■►		WW
SC291	CD19-directed allo CAR T	Other indications	■■■►			WW
SG299	*In vivo* CD19-directed allo CAR T	Autoimmune disease	■■■►			WW
Oncology						
SC262	CD22-directed allo CAR T	NHL (CD19 failures)	**VIVID**	■■■►		WW
SG299	*In vivo* CD19-directed allo CAR T	Hematological malignancies	■■■►			WW

[1]Investigator sponsored trial. Abbreviations: AAV, ANCA-associated vasculitis; SLE, systemic lupus erythematosus; NHL, non-Hodgkin lymphoma; SLE, systemic lupus erythematosus; T1D, type 1 diabetes; WW, worldwide.

© 2020-2025 Sana Biotechnology. All rights reserved.

34